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                                                                   Exhibit 10.13

                                PROMISSORY NOTE

$164,000.00, Inclusive of Interest                                 Mesa, Arizona
                                                                January 30, 1998


     FOR VALUE RECEIVED PREVIOUSLY AND CONSOLIDATION OR PREVIOUS OBLIGATIONS DUE FROM AZTEC INDUSTRIES, INC., an Arizona corporation ("Maker") TO ANTHONY G. SHUMWAY, a married man ("Holder"), Maker agrees to pay Holder at Mesa, Arizona the sum of One Hundred Sixty Four Thousand and no/100 Dollars ($164,000.00) as follows:

     1. $40,000.00 at Closing, as that term is defined in that certain "Share Exchange Agreement" dated January 16, 1998; and

     2. $41,000.00 on the earlier of July 31, 1998, or upon receipt of capital infusion into DuraSwitch Industries, Inc., a Nevada corporation, of at least One Million Dollars ($1,000,000.00); and

     3. $83,000.00 payable in monthly installments of $3,458.33 commencing 30 days after the Closing under the terms of the "Share Exchange Agreement" with all amounts due within two years.

     This Note bears a stated annual interest rate of 7.5%. All payments shall be paid in U.S. currency.

     Should any payment not be paid within five days of when due, such payment due hereunder shall be payable with interest from the date of default at the rate of 18%. If such default is not cured within 45 days after Maker receives a notice of default from Holder, as described below, the whole sum of principal and any other amount due hereunder shall become due and payable at the option of the Holder of this Note with interest from the date of default at the rate of 18%. A notice of default shall either be personally delivered or mailed by certified mail, postage prepaid, return receipt requested. The undersigned, in case of suit of this note, agrees to pay attorney's fees. Maker may prepay this
Note in whole or in part at any time with or without notice.

     Makers, endorsers and sureties waive demand of payment, notice of nonpayment, protest and notice. Sureties, endorsers and guarantors agree to all of the provisions of this note, and consent that the time or times of payment of all or any part hereof may be extended after maturity, from time to time, without notice.


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Holder:                            Maker:

                                   AZTEC INDUSTRIES, INC.



/s/ Anthony G. Shumway             By  /s/ Anthony G. Shumway
----------------------                ------------------------------
Anthony G. Shumway                 Its    President
c/o Aztec Industries, Inc.            ------------------------------
333 S. Nina Drive                  Printed Name  Anthony G. Shumway
Mesa, AZ  85210                                 --------------------
                                   333 S. Nina Drive
                                   Mesa, AZ 85210






                                       2


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                          AMENDMENT TO PROMISSORY NOTE
                              OF JANUARY 30, 1998


Effective date of this amendment:  December 31, 1998

Item 2 of the Promissory Note dated January 30, 1998 reads as follows:

         "2. $41,000.00 on the earlier of July 31, 1998, or upon receipt of capital infusion into DuraSwitch Industries, Inc., a Nevada corporation, of at least One Million Dollars ($1,000,000.00); and;"

Item 2 is hereby deleted in its entirety and revised as follows:

          2.   $41,000.00 to be paid as follows:

               -    $10,000.00 to be paid on or before December 31, 1998.
               -    $10,000.00 to be paid on or before January 31, 1999.
               - Balance of $21,000.00 to be paid on or before June 30, 1999.
               - Accrued interest from July 31, 1998 through December 31, 1998 in the amount of $1,367.00, to be paid in full on or before June 30, 1999.
               - Interest (at eight percent [8%] per annum) on the balance remaining after January 1, 1999, to be paid in full on or before June 30, 1999.

In all other respects, the Promissory Note remains the same.


Holder:                            Maker:

                                   AZTEC INDUSTRIES, INC.


/s/ Anthony G. Shumway             By  /s/ Anthony G. Shumway
-----------------------------        ----------------------------------
Anthony G. Shumway                 Its President
333 S. Nina Drive                  Printed Name  Anthony G. Shumway
Mesa, AZ 85210                     333 S. Nina Drive
                                   Mesa, AZ 85210